SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                              -------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 1999
                                                 --------------------

                       RAMTRON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                  Delaware
      (State of or other jurisdiction of incorporation or organization)

                                    0-17739
                          (Commission File Number)

                                84-0962308
                  (I.R.S. Employer Identification Number)

   1850 Ramtron Drive, Colorado Springs, Colorado 80921 (719) 481-7000 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

ITEM 5  -  OTHER EVENTS:

On August 6, 1999, Ramtron International Corporation ("Ramtron") announced that it had entered into an agreement with the holders of a majority of its outstanding Series A Convertible Preferred Stock ("Series A Preferred") to restate the terms of the Series A Preferred. A copy of Ramtron's press release dated August 6, 1999, and a copy of the form of the Agreements entered into with those Series A Preferred stockholders (the "Series A Preferred Agreements") are included herein as Exhibits 1 and 2, respectively, and are incorporated by reference into this Item 5. A copy of the Certificate of Amendment of Ramtron's Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware and containing the restated terms of the Series A Preferred, is included herein as Exhibit 3, and is incorporated by reference into this Item 5. In accordance with the restated terms of the Series A Preferred, holders thereof had until the close of business on August 16, 1999, to elect (i) to continue to own shares of Series A Preferred, (ii) to exchange shares of Series A Preferred, including accrued

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dividends, for cash in the amount per Series A Preferred share equal to 50% of the liquidation value thereof (up to an aggregate of $6.4 million liquidation value for all holders of Series A Preferred electing to receive cash), or
(iii) to exchange the shares of Series A Preferred, including accrued dividends, for shares of the Ramtron's Common Stock at an exchange ratio of $0.75 liquidation value of Series A Preferred per share of Common Stock. Effective as of August 16, 1999, of the 8,878 shares of Series A Preferred outstanding on August 6, 1999, 4,204 shares plus accrued dividends were retired and canceled in exchange for the payment in the aggregate of $2,290,431 to the former holders thereof; 3,802 shares of Series A Preferred were exchanged for 1,104,746 shares of Common Stock; and 872 shares of Series
A Preferred remained outstanding. In connection with the restatement of the terms of the Series A Preferred, the pending litigation against Ramtron by a holder of Series A Preferred was dismissed with prejudice.

In connection with the restatement of the terms of the Series A Preferred, Ramtron consummated the restructuring previously approved by the holders of a majority of Ramtron's common stockholders on July 20, 1999 (the "Restructuring"). As part of the Restructuring Ramtron filed with the Secretary of State of the State of Delaware on August 6, 1999, a second Certificate of Amendment of Ramtron's Certificate of Incorporation, effecting a one-for-five reverse stock split of Ramtron's common stock. A copy of that second Certificate of Amendment of Ramtron's Certificate of Incorporation is included herein as Exhibit 4, and is incorporated by reference into this
Item 5.

Also in connection with the Restructuring, Ramtron, pursuant to agreements with certain affiliates of Dimensional Fund Advisors, Inc. ("the DFA Affiliates"), issued to each DFA Affiliate an unsecured convertible promissory note (together, the "DFA Promissory Notes") in consideration of the termination of certain Common Stock purchase rights of the DFA Affiliates.
All or part of the principal and accrued and unpaid interest of the DFA Promissory Notes are convertible into common stock at the option of the holder of the note at a conversion ratio of one share of Common Stock for each $1.00 of principal and interest converted. A copy of the DFA Stockholders Recapitalization Agreement entered into with, and a copy of the form of convertible promissory notes issued to, the DFA Affiliates are included herein as Exhibit 5 and, respectively, and are incorporated by references into this
Item 5.

Further in connection with the Restructuring, Ramtron entered into an agreement with the National Electrical Benefit Fund (the "Fund") to extend to March 15, 2002, the scheduled maturity date of Ramtron's August 31, 1995, Loan Agreement between Ramtron and the Fund and to make certain other amendments.
A copy of the amended Loan Agreement between Ramtron and the Fund is included herein as Exhibit 6, and is incorporated by reference to this Item 5. In consideration of the amendment of the Loan Agreement, Ramtron amended the Fund's existing common stock purchase warrants and issued to the Fund new warrants to purchase up to 500,000 shares of Common Stock. A copy of the amended Loan Agreement with, and a copy of the form of Common Stock purchase warrants issued to, the Fund are included herein as Exhibits 7 and 8, respectively, and are incorporated by reference into this Item 5.

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Ramtron's pro forma financial statements for the periods, reflecting the effects of the above-described transactions is included herein as Exhibit 99.2 and is incorporated by reference into this Item 5.

Ramtron will file a registration statement on Form S-3 with the Securities and Exchange Commission to permit the resale of the common stock issuable upon conversion of the Series A Preferred and the DFA Promissory Notes.

ITEM 7  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Form Financial Information - See Exhibit 99.2
     (c)  Exhibits.  The following exhibits are furnished as part of this report:

               Exhibit        Description
               -------        -----------

               4.1(i) Certificate of Amendment of Certificate of Incorporation in regard to recapitalization of Series A Convertible Preferred Stock as filed on August 6, 1999.
               4.1(ii) Certificate of Amendment of Certificate of Incorporation in regard to Common Stock Reverse Stock Split filed on August 6, 1999.

               10.1 Preferred Stock Recapitalization Agreement between the majority of the Series A Preferred Stockholders and the Registrant dated July 30, 1999.
               10.2 Supplemental Exchange Rights Agreement between the majority of the Series A Preferred Stockholders and the Registrant dated July 30, 1999.
               10.3           Form of Optional Election between the
                              Series A Preferred Stockholders and the
                              Registrant.
               10.4 DFA Stockholders Recapitalization Agreement between the DFA Affiliates: DFA Group Trust-6-10 Subtrust, DFA Group Trust - Small Company Subtrust, and U.S. 9-10 Small Company Portfolio, and the Registrant dated as of July 30, 1999.
               10.5           Promissory Note in the amount of $648,369
                              issued to DFA Affiliate, DFA Group Trust - 6-10 Subtrust, by the Registrant dated July 30, 1999.
               10.6 Promissory Note in the amount of $1,692,046 issued to DFA Affiliate, DFA Group Trust - Small Company Subtrust, by the Registrant dated
                              July 30, 1999.

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               10.7           Promissory Note in the amount of $883,297
                              issued to DFA Affiliate, U.S. 9-10 Small Company Portfolio, by the Registrant dated July 30, 1999.
               10.8 Amended Loan Agreement between the National Electrical Benefit Fund and the Registrant dated August 6, 1999.
               10.9 Amended Warrant issued by the Registrant to the National Electrical Fund dated August 6, 1999.
               10.10 Warrant issued by the Registrant to the National Electrical Fund dated August 6, 1999.

               99.1           Press Release dated August 6, 1999.
               99.2 Unaudited Pro Forma Condensed Consolidated Financial Statements.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                              By:  /S/ Richard L. Mohr
                                              ------------------------------
                                              Richard L. Mohr
                                              Executive Vice President and CFO
Dated August 31, 1999
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